SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2006

NORTH VALLEY BANCORP
(Exact name of registrant as specified in its charter)

CALIFORNIA	0-10652	94-2751350
(State or other jurisdiction	(File Number)	(I.R.S. Employer
of incorporation)	identification number)

300 Park Marina Circle, Redding, CA 96001
(Address of principal executive offices and zip code)

(530) 226-2900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01.	Other Events

On July 5, 2006, the registrant issued a press release announcing completion of the merger of NVB Business Bank into North Valley Bank. A copy of the press release is attached hereto as Exhibit 99.113 and hereby incorporated by reference.

NVB Business Bank and North Valley Bank are wholly owned subsidiaries of the registrant. Pursuant to the merger, all of the assets, liabilities and offices of NVB Business Bank are now the assets, liabilities and offices of North Valley Bank. All necessary bank regulatory approvals were obtained prior to consummation of the merger.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

(99.113)	Press release dated July 5, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH VALLEY BANCORP

	By:	/s/ Kevin R. Watson
Kevin R. Watson
Dated: July 5, 2006		Executive Vice President
Chief Financial Officer